TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES—96.8% of Net Assets
ASSET-BACKED SECURITIES—8.9%
321 Henderson Receivables LLC (17-1A-A) 3.99%(1)	08/16/60	$225,682	$211,269
AMUR Finance I LLC (13-1) 10.00%(2),(3)	01/25/22	776,156	170,754
AMUR Finance I LLC (13-2) 10.00%(2),(3)	03/20/24	89,228	18,916
Bayview Commercial Asset Trust (03-2-A) 1.82% (1 mo. USD LIBOR + 0.870%)(1),(4)	12/25/33	350,618	310,063
Bayview Commercial Asset Trust (04-1-A) 1.49% (1 mo. USD LIBOR + 0.540%)(1),(4)	04/25/34	310,896	306,103
Bayview Commercial Asset Trust (04-2-A) 1.38% (1 mo. USD LIBOR + 0.430%)(1),(4)	08/25/34	298,397	271,692
Bayview Commercial Asset Trust (04-3-A1) 1.50% (1 mo. USD LIBOR + 0.555%)(1),(4)	01/25/35	156,556	140,984
Brazos Higher Education Authority, Inc. (10-1-A2) 2.88% (3 mo. USD LIBOR + 1.200%)(4)	02/25/35	2,200,000	2,141,989
CIT Education Loan Trust (07-1-A) 1.31% (3 mo. USD LIBOR + 0.090%)(1),(4)	03/25/42	645,373	584,335
Corevest American Finance Trust (19-1-XA) (I/O) 2.16%(1),(5)	03/15/52	1,896,099	159,167
Corevest American Finance Trust (20-1-A2) 2.30%(1)	03/15/50	470,000	444,700
Education Loan Asset-Backed Trust I (13-1-A2) 1.75% (1 mo. USD LIBOR + 0.800%)(1),(4)	04/26/32	1,260,000	1,214,897
EFS Volunteer No 2 LLC (12-1-A2) 2.30% (1 mo. USD LIBOR + 1.350%)(1),(4)	03/25/36	1,375,101	1,313,936
GCO Education Loan Funding Master Trust II (06-2AR-A1RN) 2.31% (1 mo. USD LIBOR + 0.650%)(1),(4)	08/27/46	2,024,394	1,813,053
Global SC Finance SRL (14-1A-A2) 3.09%(1)	07/17/29	188,500	175,286
Goal Capital Funding Trust (06-1-B) 2.13% (3 mo. USD LIBOR + 0.450%)(4)	08/25/42	226,573	204,580
Higher Education Funding I (14-1-A) 2.73% (3 mo. USD LIBOR + 1.050%)(1),(4)	05/25/34	479,525	469,680
Magnetite VII, Ltd. (12-7A-A1R2) 2.63% (3 mo. USD LIBOR + 0.800%)(1),(4)	01/15/28	410,000	398,025
Nelnet Student Loan Trust (14-4A-A2) 1.90% (1 mo. USD LIBOR + 0.950%)(1),(4)	11/25/48	575,000	520,525
North Carolina State Education Assistance Authority (11-1-A3) 2.69% (3 mo. USD LIBOR + 0.900%)(4)	10/25/41	1,658,042	1,548,501
Palmer Square Loan Funding Ltd. (20-2A-A2) 0.00% (3 mo. USD LIBOR + 1.550%)(1),(4)	04/20/28	350,000	329,000
Scholar Funding Trust (12-B-A2) 2.04% (1 mo. USD LIBOR + 1.100%)(1),(4)	03/28/46	701,919	670,157
SLC Student Loan Trust (04-1-B) 1.98% (3 mo. USD LIBOR + 0.290%)(4)	08/15/31	307,684	269,149
SLC Student Loan Trust (06-1-B) 0.95% (3 mo. USD LIBOR + 0.210%)(4)	03/15/55	405,695	360,139
SLM Student Loan Trust (04-2-B) 2.26% (3 mo. USD LIBOR + 0.470%)(4)	07/25/39	345,533	315,634
SLM Student Loan Trust (05-9-B) 2.09% (3 mo. USD LIBOR + 0.300%)(4)	01/25/41	414,973	368,812
SLM Student Loan Trust (06-8-A6) 1.95% (3 mo. USD LIBOR + 0.160%)(4)	01/25/41	1,400,000	1,260,117
SLM Student Loan Trust (07-6-B) 2.64% (3 mo. USD LIBOR + 0.850%)(4)	04/27/43	133,021	116,402
SLM Student Loan Trust (07-7-B) 2.54% (3 mo. USD LIBOR + 0.750%)(4)	10/27/70	150,000	132,766
SLM Student Loan Trust (08-2-B) 2.99% (3 mo. USD LIBOR + 1.200%)(4)	01/25/83	225,000	176,549
SLM Student Loan Trust (08-3-B) 2.99% (3 mo. USD LIBOR + 1.200%)(4)	04/26/83	225,000	203,568
SLM Student Loan Trust (08-4-B) 3.64% (3 mo. USD LIBOR + 1.850%)(4)	04/25/73	515,000	435,714
SLM Student Loan Trust (08-5-B) 3.64% (3 mo. USD LIBOR + 1.850%)(4)	07/25/73	260,000	230,670
SLM Student Loan Trust (08-6-B) 3.64% (3 mo. USD LIBOR + 1.850%)(4)	07/26/83	225,000	204,628
SLM Student Loan Trust (08-7-B) 3.64% (3 mo. USD LIBOR + 1.850%)(4)	07/26/83	305,000	279,125
SLM Student Loan Trust (08-8-B) 4.04% (3 mo. USD LIBOR + 2.250%)(4)	10/25/75	260,000	235,322
SLM Student Loan Trust (08-9-B) 4.04% (3 mo. USD LIBOR + 2.250%)(4)	10/25/83	260,000	256,853
Store Master Funding I-VII (19-1-A2) 3.65%(1)	11/20/49	834,237	770,145
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	586,062	653,719
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	351,364	404,779
Student Loan Consolidation Center (02-2-B2) 0.00% (28 day Auction Rate)(1),(4)	07/01/42	1,250,000	1,140,951
Vermont Student Assistance Corp. (12-1-A) 2.30% (1 mo. USD LIBOR + 0.700%)(4)	07/28/34	212,293	200,233
Voya CLO, Ltd. (14-3A-A1R) 2.51% (3 mo. USD LIBOR + 0.720%)(1),(4)	07/25/26	828,285	814,675

Total Asset-backed Securities (Cost: $23,322,258)			22,247,562

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED SECURITIES—52.2%
Commercial Mortgage-backed Securities—Agency—5.1%
Fannie Mae, Pool #AN9040 3.50%	04/01/30	$305,000	$356,042
Fannie Mae, Pool #AN9796 3.68%	07/01/30	380,372	441,827
Fannie Mae, Pool #AN3542 3.41%	11/01/46	1,150,750	1,182,407
Fannie Mae (11-M5-A2) (ACES)(I/O) 1.14%(5)	07/25/21	3,914,557	45,026
Fannie Mae (16-M11-X2) (I/O) 2.73%(5)	07/25/39	3,817,358	169,314
Fannie Mae (19-M29-X4) (I/O) 0.70%(5)	03/25/29	7,900,000	397,096
Fannie Mae (19-M32-X2) (I/O) 1.06%(5)	10/25/29	6,800,000	520,414
Fannie Mae (20-M10-X1) (I/O) 1.92%(5)	12/25/30	1,375,000	208,659
Fannie Mae (20-M10-X9) (I/O) 0.99%(5)	12/25/27	490,000	24,515
Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O) 1.14%(5)	07/25/33	1,295,000	148,156
Freddie Mac Multifamily Structured Pass-Through Certificates (K-1511-A3) 3.54%	03/25/34	1,280,000	1,552,051
Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O) 2.81%(5)	08/25/39	4,000,000	138,555
Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O) 1.97%(5)	07/25/40	3,475,000	132,515
Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O) 1.81%(5)	08/25/40	2,500,000	95,990
Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O) 1.75%(5)	11/25/40	5,400,000	223,819
Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O) 1.71%(5)	01/25/41	4,095,000	162,494
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O) 0.21%(5)	04/25/23	57,968,481	349,315
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.66%(5)	07/25/41	4,500,000	204,318
Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O) 0.10%(5)	07/25/23	27,513,445	92,057
Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O) 2.04%(5)	11/25/42	4,875,000	307,703
Freddie Mac Multifamily Structured Pass-Through Certificates (K047-X1) (I/O) 0.14%(5)	05/25/25	58,037,923	397,705
Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O) 1.55%(5)	10/25/43	2,330,000	123,648
Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O) 1.89%(5)	12/25/44	2,500,000	249,956
Freddie Mac Multifamily Structured Pass-Through Certificates (K070-X3) (I/O) 2.04%(5)	12/25/44	2,550,000	337,522
Freddie Mac Multifamily Structured Pass-Through Certificates (K105-X3) (I/O) 2.04%(5)	06/25/30	1,385,000	211,873
Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O) 0.88%(5)	04/25/24	14,752,138	407,957
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 1.95%(5)	11/25/45	3,455,000	259,656
Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O) 2.17%(5)	05/25/46	2,400,000	229,107
Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O) 1.20%(5)	06/25/27	7,995,922	500,937
Freddie Mac Multifamily Structured Pass-Through Certificates (KHG2-X) (I/O) 0.41%(5)	02/25/30	2,320,000	59,155
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O) 1.07%(5)	03/25/26	8,747,557	472,228
Freddie Mac Multifamily Structured Pass-Through Certificates (KJ26-A1) 2.14%	07/25/25	3,135	3,235
Freddie Mac Multifamily Structured Pass-Through Certificates (KLU2-X1) (I/O) 1.16%(5)	08/25/29	310,174	23,857
Freddie Mac Multifamily Structured Pass-Through Certificates (KS11-XFX) (I/O) 1.60%(5)	06/25/29	2,290,000	265,606
Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O) 4.06%(5)	03/25/29	690,000	97,355
Freddie Mac Multifamily Structured Pass-Through Certificates (KW02-X3) (I/O) 2.84%(5)	01/25/27	865,000	92,712
Freddie Mac Multifamily Structured Pass-Through Certificates (KW03-X3) (I/O) 3.04%(5)	08/25/30	865,000	112,247
Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-APT1) 2.66%(5)	07/25/26	1,178,219	1,196,743
Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O) 0.36%	08/25/24	7,555,144	79,759
Ginnie Mae (09-114-IO) (I/O) 0.00%(5)	10/16/49	8,370,557	103
Ginnie Mae (10-148-IO) (I/O) 1.17%(5)	09/16/50	16,326,730	431,726
Ginnie Mae (11-10-IO) (I/O) 0.06%(5)	12/16/45	3,564,109	4,858
Ginnie Mae (11-105-IO) (I/O) 0.00%(5)	09/16/51	8,462,092	24,825
Ginnie Mae (11-152-IO) (I/O) 0.27%(5)	08/16/51	3,505,329	23,745
Ginnie Mae (11-42-IO) (I/O) 0.00%(5)	08/16/50	15,560,372	30,850
Ginnie Mae (12-4-IO) (I/O) 0.07%(5)	05/16/52	8,755,427	38,364
Ginnie Mae (14-103-IO) (I/O) 0.41%(5)	05/16/55	4,942,605	99,644
Ginnie Mae (14-125-IO) (I/O) 0.95%(5)	11/16/54	6,151,752	337,641

Total Commercial Mortgage-backed Securities—Agency (Cost: $15,338,408)			12,865,287

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Commercial Mortgage-backed Securities—Non-agency—9.6%
BAMLL Commercial Mortgage Securities Trust (16-ISQ-A) 2.85%(1)	08/14/34	$775,000	$750,824
BAMLL Commercial Mortgage Securities Trust (18-PARK-A) 4.09%(1),(5)	08/10/38	590,000	627,809
Barclays Commercial Mortgage Trust (19-C3-AS) 3.90%	05/15/52	405,000	419,983
BBCMS Mortgage Trust (18-C2-A5) 4.31%	12/15/51	880,000	1,011,722
BBCMS Mortgage Trust (20-C6-A4) 2.64%	02/15/53	1,485,000	1,499,861
BBCMS Mortgage Trust (20-C6-F5TB) 3.69%(1),(5)	02/15/53	250,000	155,583
Benchmark Mortgage Trust (20-B17-A5) 2.29%	03/15/53	1,040,000	1,045,142
Benchmark Mortgage Trust (20-IG1-XA) (I/O) 0.51%(5)	09/15/43	2,035,000	81,750
BX Trust (19-OC11-A) 3.20%(1)	12/09/41	135,000	132,457
CALI Mortgage Trust (19-101C-A) 3.96%(1)	03/10/39	680,000	743,252
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.77%(1),(5),(6)	09/10/45	3,150,480	108,429
Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O) 1.18%(1),(5)	05/10/36	14,000,000	582,716
Citigroup Commercial Mortgage Trust (20-555-A) 2.65%(1)	12/10/41	500,000	429,642
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.54%(1),(5)	12/10/44	18,671,016	185,530
COMM Mortgage Trust (13-CR13-XA) (I/O) 0.77%(5)	11/10/46	5,200,820	125,206
COMM Mortgage Trust (13-CR7-XA) (I/O) 1.24%(5)	03/10/46	95,425	2,855
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.13%(5)	10/10/46	9,492,925	318,874
COMM Mortgage Trust (13-LC13-XA) (I/O) 1.12%(5)	08/10/46	8,319,547	259,783
COMM Mortgage Trust (14-CR18-XA) (I/O) 1.00%(5)	07/15/47	6,939,817	237,318
COMM Mortgage Trust (14-CR21-XA) (I/O) 0.87%(5)	12/10/47	17,782,299	592,144
COMM Mortgage Trust (20-CBM-XCP) (I/O) 0.49%(1),(5)	02/10/37	6,870,000	148,447
CPT Mortgage Trust (19-CPT-A) 2.87%(1)	11/13/39	525,000	519,562
Credit Suisse Commercial Mortgage Trust (07-C2-AJ) 5.60%(5)	01/15/49	11,423	11,484
CSAIL Commercial Mortgage Trust (19-C16-A3) 3.33%	06/15/52	630,000	646,442
CSAIL Commercial Mortgage Trust (19-C17-A4) 2.76%	09/15/52	700,000	708,910
CSMC OA LLC (14-USA-A2) 3.95%(1)	09/15/37	255,000	258,420
DC Office Trust (19-MTC-A) 2.97%(1)	09/15/45	550,000	545,938
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) (I/O) 0.18%(1),(5),(6)	12/13/28	51,044,824	65,797
GS Mortgage Securities Corp. Trust (16-RENT-E) 4.07%(1),(5)	02/10/29	230,000	224,959
GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O) 0.35%(1),(5)	02/10/37	3,150,000	49,793
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.65%(1),(5)	03/10/44	16,124,408	44,689
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.20%(1),(5),(6)	01/10/45	17,397,372	64,424
GS Mortgage Securities Trust (14-GC18-A3) 3.80%	01/10/47	907,160	949,029
GS Mortgage Securities Trust (14-GC18-XB) (I/O) 0.10%(5)	01/10/47	66,563,000	399,391
Hudson Yards Mortgage Trust (19-30HY-A) 3.23%(1)	07/10/39	560,000	598,206
Hudson Yards Mortgage Trust (19-55HY-A) 2.94%(1),(5)	12/10/41	550,000	609,581
Hudson Yards Mortgage Trust (19-55HY-F) 2.94%(1),(5)	12/10/41	150,000	115,566
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 0.92%(5)	11/15/47	8,096,385	216,718
JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O) 1.00%(5)	08/15/47	1,907,205	62,744
JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O) 1.04%(5)	03/15/50	13,806,060	660,563
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.49%(1),(5)	02/15/46	53,787,783	223,849
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.43%(1),(5),(6)	07/05/32	4,447,680	125,275
JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O) 1.50%(5)	12/15/47	6,992,200	220,928
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.26%(5)	04/15/46	22,919,275	718,273
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A) 3.40%(1)	06/05/39	275,000	278,991
MFT Trust (20-ABC-D) 3.48%(1),(5)	02/06/30	180,000	146,769
MKT Mortgage Trust (20-525M-A) 2.69%(1)	02/12/40	335,000	318,031
Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O) 1.40%(5)	11/15/49	7,648,971	492,221
Morgan Stanley Capital I Trust (12-C4-XA) (I/O) 2.07%(1),(5),(6)	03/15/45	5,406,563	158,952
Morgan Stanley Capital I Trust (19-L2-A3) 3.81%	03/15/52	755,000	796,261
Morgan Stanley Capital I Trust (19-L2-A4) 4.07%	03/15/52	1,635,000	1,836,376
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66%(1),(5)	01/05/43	390,000	359,301
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B) 4.14%(1),(5)	01/05/43	155,000	139,594
UBS Commercial Mortgage Trust (12-C1-XA) (I/O) 2.07%(1),(5),(6)	05/10/45	5,177,691	157,734
UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O) 1.82%(1),(5)	08/10/49	13,606,620	501,403
Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O) 1.75%(1),(5)	10/15/45	5,190,755	178,897
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 1.81%(1),(5),(6)	08/15/45	4,353,247	136,817
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 1.89%(1),(5)	11/15/45	2,562,925	100,607
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.73%(5)	06/15/46	8,589,354	153,932
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 0.84%(5)	11/15/47	5,525,725	160,380
Worldwide Plaza Trust (17-WWP-A) 3.53%(1)	11/10/36	810,000	806,578

Total Commercial Mortgage-backed Securities—Non-agency (Cost: $28,164,664)			24,222,712

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Residential Mortgage-backed Securities—Agency—1.2%
Fannie Mae (04-53-QV) (I/O) (I/F) 1.59%(5)	02/25/34	$781,382	$9,430
Fannie Mae (07-42-SE) (I/O) (I/F) 5.16% (-1.00 x 1 mo. USD LIBOR + 6.110%)(4)	05/25/37	132,222	20,535
Fannie Mae (07-48-SD) (I/O) (I/F) 5.15% (-1.00 x 1 mo. USD LIBOR + 6.100%)(4)	05/25/37	1,495,829	269,919
Fannie Mae (09-69-CS) (I/O) (I/F) 5.80% (-1.00 x 1 mo. USD LIBOR + 6.750%)(4)	09/25/39	261,606	49,114
Freddie Mac (1673-SD) (I/F) (PAC) 16.12% (-2.15 x T10Y + 19.391%)(4)	02/15/24	57,911	68,828
Freddie Mac (1760-ZD) 1.02% (1 x T10Y - 0.500%)(4)	02/15/24	125,047	124,742
Freddie Mac (2990-JK) (I/F) 19.19% (-4.0079 x 1 mo. USD LIBOR + 22.004%)(4)	03/15/35	111,334	137,012
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 4.93% (-1.00 x 1 mo. USD LIBOR + 5.630%)(4)	03/15/36	2,265,349	449,677
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 5.95% (-1.00 x 1 mo. USD LIBOR + 6.650%)(4)	11/15/36	544,289	132,558
Freddie Mac (3323-SA) (I/O) (I/F) 5.41% (-1.00 x 1 mo. USD LIBOR + 6.110%)(4)	05/15/37	218,015	34,944
Freddie Mac (3459-JS) (I/O) (I/F) 5.55% (-1.00 x 1 mo. USD LIBOR + 6.250%)(4)	06/15/38	199,190	42,970
Freddie Mac (4030-HS) (I/O) (I/F) 5.91% (-1.00 x 1 mo. USD LIBOR + 6.610%)(4)	04/15/42	1,120,805	229,160
Ginnie Mae (06-35-SA) (I/O) (I/F) 5.83% (-1.00 x 1 mo. USD LIBOR + 6.600%)(4)	07/20/36	1,645,612	385,304
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 3.98% (-1.00 x 1 mo. USD LIBOR + 4.750%)(4)	11/20/36	2,734,890	368,310
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 5.63% (-1.00 x 1 mo. USD LIBOR + 6.400%)(4)	05/20/38	1,375,552	140,081
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	3,387,741	413,971

Total Residential Mortgage-backed Securities—Agency (Cost: $1,713,935)			2,876,555

Residential Mortgage-backed Securities—Non-agency—36.3%
ACE Securities Corp. (04-IN1-A1) 1.59% (1 mo. USD LIBOR + 0.640%)(4)	05/25/34	483,860	431,046
ACE Securities Corp. (07-ASP1-A2C) 1.21% (1 mo. USD LIBOR + 0.260%)(4)	03/25/37	1,457,285	774,198
Adjustable Rate Mortgage Trust (05-4-6A22) 3.81%(5),(7)	08/25/35	575,376	301,863
Adjustable Rate Mortgage Trust (06-1-2A1) 4.17%(5),(7)	03/25/36	439,059	296,354
Ajax Mortgage Loan Trust (19-F-A2) 3.50%(1)	07/25/59	1,300,000	1,169,193
Asset-Backed Funding Certificates (07-NC1-A2) 1.25% (1 mo. USD LIBOR + 0.300%)(1),(4)	05/25/37	1,343,896	1,189,184
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 1.22% (1 mo. USD LIBOR + 0.270%)(4)	03/25/36	1,425,000	1,315,656
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 1.10% (1 mo. USD LIBOR + 0.150%)(4)	12/25/36	597,708	543,104
Banc of America Alternative Loan Trust (05-10-1CB1) 1.35% (1 mo. USD LIBOR + 0.400%)(4),(7)	11/25/35	686,399	527,746
Banc of America Funding Corp. (15-R3-6A2) 1.80%(1),(5)	05/27/36	1,952,064	1,712,855
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	424,887	412,719
Banc of America Funding Trust (06-3-5A3) 5.50%(7)	03/25/36	222,941	199,848
Banc of America Funding Trust (14-R5-1A1) 3.32% (6 mo. USD LIBOR + 1.500%)(1),(4)	09/26/45	934,308	854,371
Banc of America Funding Trust (15-R4-2A1) 1.83% (1 mo. USD LIBOR + 0.205%)(1),(4)	02/25/37	944,742	885,237
BCMSC Trust (00-A-A4) 8.29%(5)	06/15/30	3,316,690	1,197,039
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 4.23%(5)	10/25/33	375,051	329,130
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 4.27% (1 year Treasury Constant Maturity Rate + 2.300%)(4)	10/25/35	259,392	244,084
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 4.05%(5),(7)	06/25/47	1,192,097	1,090,470
Bear Stearns ALT-A Trust (05-3-4A3) 3.57%(5)	04/25/35	595,691	543,901
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(5)	09/25/35	546,050	514,261
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 1.18% (1 mo. USD LIBOR + 0.230%)(4)	04/25/36	311,169	390,296
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50%(3)	03/25/37	36,408,391	923,066
Centex Home Equity Loan Trust (05-A-AF5) 5.78%	01/25/35	379,900	356,207
CIM Trust (17-8-A1) 3.00%(1),(5)	12/25/65	821,447	796,195
CIM Trust (18-R2-A1) 3.69%(1),(5)	08/25/57	920,397	828,464
CIM Trust (18-R4-A1) 4.07%(1),(5)	12/26/57	1,172,028	1,210,068
CIM Trust (19-R1-A) 3.25%(1),(5)	10/25/58	1,210,997	1,124,815

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Residential Mortgage-backed Securities—Non-agency (Continued)
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 4.38% (1 year Treasury Constant Maturity Rate + 2.400%)(4)	10/25/35	$382,038	$340,706
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 3.88%(5),(7)	10/25/35	900,501	762,621
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 1.88% (1 mo. USD LIBOR + 0.250%)(1),(4)	07/25/37	1,889,345	1,778,129
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%(7)	07/25/36	861,791	833,414
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%(7)	10/25/36	953,665	870,390
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1),(5)	06/01/30	1,492,396	846,152
Conseco Financial Corp. (96-6-M1) 7.95%(5)	09/15/27	194,601	202,979
Conseco Financial Corp. (96-7-M1) 7.70%(5)	09/15/26	507,264	519,734
Conseco Financial Corp. (98-3-A6) 6.76%(5)	03/01/30	95,453	95,958
Conseco Financial Corp. (98-4-A5) 6.18%	04/01/30	197,879	198,134
Conseco Financial Corp. (98-4-A6) 6.53%(5)	04/01/30	120,381	122,372
Conseco Financial Corp. (98-4-A7) 6.87%(5)	04/01/30	127,469	130,020
Countrywide Alternative Loan Trust (05-20CB-4A1) 5.25%(7)	07/25/20	41,901	41,882
Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O) 4.55% (1 mo. USD LIBOR + 5.500%)(3),(4)	04/25/36	6,020,861	1,502,976
Countrywide Asset-Backed Certificates (07-13-2A1) 1.85% (1 mo. USD LIBOR + 0.900%)(4)	10/25/47	684,326	598,051
Countrywide Home Loans (04-HYB4-B1) 4.45%(5)	09/20/34	919,761	375,237
Countrywide Home Loans (06-14-X) (I/O) 0.13%(3),(5)	09/25/36	16,671,891	65,330
Countrywide Home Loans (06-HYB2-1A1) 4.08%(5),(7)	04/20/36	1,065,427	821,659
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 1.69% (1 mo. USD LIBOR + 0.740%)(4)	06/25/34	130,258	124,735
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%(7)	01/25/36	1,202,991	617,778
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%(7)	07/25/36	603,261	442,819
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	482,844	470,074
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 3.30%	01/25/36	1,316,759	1,015,808
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.30%	12/25/36	2,385,445	1,822,032
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 3.94%	02/25/37	1,091,359	820,671
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 3.94%	02/25/37	1,072,274	806,214
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.69%	03/25/37	1,389,243	659,111
CSMC Trust (19-RPL2-A1A) 4.34%(1)	11/25/58	1,148,339	1,128,683
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 5.15%(5),(7)	06/25/36	1,571,830	1,399,423
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 1.14% (1 mo. USD LIBOR + 0.190%)(4),(7)	02/25/37	566,986	453,230
DSLA Mortgage Loan Trust (06-AR2-2A1A) 0.95% (1 mo. USD LIBOR + 0.200%)(4)	10/19/36	457,937	309,819
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3) 1.10% (1 mo. USD LIBOR + 0.150%)(4)	08/25/36	1,430,858	1,205,827
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 1.11% (1 mo. USD LIBOR + 0.160%)(4)	10/25/36	911,339	675,445
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 1.16% (1 mo. USD LIBOR + 0.210%)(4)	12/25/37	837,506	709,710
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 3.40%(5),(7)	12/25/35	391,230	320,905
Greenpoint Manufactured Housing (00-1-A4) 8.14%(5)	03/20/30	692,131	646,562
GSAA Home Equity Trust (06-13-AF6) 6.04%	07/25/36	1,455,379	655,815
GSC Capital Corp. Mortgage Trust (06-2-A1) 1.13% (1 mo. USD LIBOR + 0.180%)(4),(7)	05/25/36	328,001	275,550
GSR Mortgage Loan Trust (05-AR3-6A1) 3.97%(5)	05/25/35	290,518	263,662
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	480,690	409,638
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 4.09%(5)	10/25/34	394,470	363,552
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 3.41%(5)	10/25/35	551,995	427,703
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 1.51%(3),(5)	07/25/36	261,533	3,840
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 4.03%(5)	06/25/36	752,367	538,061
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.61%(5),(7)	05/25/37	976,805	799,955
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 1.14% (1 mo. USD LIBOR + 0.190%)(4)	04/25/37	2,051,990	1,629,203
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.98%(5),(7)	05/25/36	614,354	427,651
JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3) 3.20%	10/25/35	236,019	235,922
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.41%	07/25/36	2,354,608	1,029,895
JPMorgan Mortgage Acquisition Trust (07-CH4-A4) 1.11% (1 mo. USD LIBOR + 0.160%)(4)	01/25/36	180,098	177,708
JPMorgan Mortgage Trust (04-A6-5A1) 3.62%(5)	12/25/34	302,872	252,210

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Residential Mortgage-backed Securities—Non-agency (Continued)
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	$202,292	$119,044
JPMorgan Resecuritization Trust (15-4-1A5) 1.82% (1 mo. USD LIBOR + 0.190%)(1),(4)	06/26/47	1,863,000	1,560,961
JPMorgan Resecuritization Trust (15-4-2A2) 4.23%(1),(5)	06/26/47	4,228,234	2,655,268
Legacy Mortgage Asset Trust (19-GS4-A1) 3.44%(1)	05/25/59	1,182,272	1,120,239
Lehman Mortgage Trust (06-7-2A5) (I/O) 5.60% (1 mo. USD LIBOR + 6.550%)(3),(4)	11/25/36	3,371,053	1,162,532
Lehman XS Trust (06-10N-1A3A) 1.16% (1 mo. USD LIBOR + 0.210%)(4),(7)	07/25/46	778,551	680,969
Lehman XS Trust (06-12N-A31A) 1.15% (1 mo. USD LIBOR + 0.200%)(4)	08/25/46	1,074,262	921,016
Long Beach Mortgage Loan Trust (04-4-M1) 1.85% (1 mo. USD LIBOR + 0.900%)(4)	10/25/34	859,894	794,526
MASTR Alternative Loan Trust (06-2-2A2) (I/O) 6.15% (-1.00 x 1 mo. USD LIBOR + 7.100%)(3),(4)	03/25/36	5,948,332	1,444,140
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%	10/25/47	1,096,067	685,647
MASTR Asset-Backed Securities Trust (06-NC1-A4) 1.55% (1 mo. USD LIBOR + 0.600%)(4)	01/25/36	105,379	97,969
MASTR Asset-Backed Securities Trust (07-HE1-A4) 1.23% (1 mo. USD LIBOR + 0.280%)(4)	05/25/37	2,000,000	1,388,920
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 1.16% (1 mo. USD LIBOR + 0.210%)(4)	04/25/37	1,281,542	985,359
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 1.08% (1 mo. USD LIBOR + 0.130%)(4),(7)	06/25/37	660,984	492,983
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 1.13% (1 mo. USD LIBOR + 0.180%)(4),(7)	06/25/37	1,349,714	1,045,181
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 3.58% (1 year Treasury Constant Maturity Rate + 2.400%)(4),(7)	08/25/36	256,958	224,207
Mid-State Trust (04-1-B) 8.90%	08/15/37	282,997	313,541
Mid-State Trust (04-1-M1) 6.50%	08/15/37	282,997	291,763
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1) 1.09% (1 mo. USD LIBOR + 0.140%)(4)	04/25/36	525,039	473,022
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 3.44%(5)	11/25/37	474,072	459,140
New Century Home Equity Loan Trust (05-B-A2D) 1.35% (1 mo. USD LIBOR + 0.400%)(4)	10/25/35	512,504	472,712
Nomura Asset Acceptance Corp. (06-AR1-1A) 4.86%(5)	02/25/36	934,602	775,860
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(5)	09/15/29	1,782,966	865,684
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(5)	07/15/30	716,064	280,820
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(5)	06/15/31	1,671,028	387,971
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(5)	09/15/22	792,328	563,952
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93%(5)	09/15/31	459,058	353,167
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(5)	05/15/24	194,417	200,057
Oakwood Mortgage Investors, Inc. (98-A-M) 6.83%(5)	05/15/28	128,144	130,741
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	171,261	175,041
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(5)	03/15/30	864,877	726,265
Popular ABS Mortgage Pass-Through Trust (05-6-A4) 3.65%	01/25/36	405,126	401,268
RALI Series Trust (06-QS13-1A2) (I/O) 6.21% (1 mo. USD LIBOR + 7.160%)(3),(4)	09/25/36	4,341,726	856,085
RALI Series Trust (06-QS7-A2) 6.00%(7)	06/25/36	577,629	416,205
RASC Series Trust (05-KS11-M1) 1.35% (1 mo. USD LIBOR + 0.400%)(4)	12/25/35	153,394	153,711
RBSSP Resecuritization Trust (12-6-4A2) 1.96% (1 mo. USD LIBOR + 0.330%)(1),(4)	01/26/36	2,296,412	2,217,470
Residential Accredit Loans, Inc. (05-QA7-A1) 4.03%(5),(7)	07/25/35	1,017,546	844,637
Residential Accredit Loans, Inc. (05-QA8-CB21) 4.47%(5),(7)	07/25/35	538,168	394,819
Residential Accredit Loans, Inc. (06-QA10-A2) 1.13% (1 mo. USD LIBOR + 0.180%)(4),(7)	12/25/36	786,847	637,049
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%(7)	01/25/36	460,710	429,243
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.35%(3),(5)	08/25/36	11,200,444	150,917
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.76%(3),(5)	06/25/36	5,082,665	117,657
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%(7)	08/25/36	994,582	881,525
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(3),(5)	01/25/37	12,634,822	131,086
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.35%(3),(5)	02/25/37	13,230,006	157,186
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%(7)	04/25/37	296,081	250,601
Residential Asset Securitization Trust (05-A15-4A1) 6.00%	02/25/36	1,030,937	550,011
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(3)	05/25/37	2,176,779	382,994
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.33%(3),(5)	09/25/36	30,083,775	331,075
Saxon Asset Securities Trust (07-3-2A4) 1.44% (1 mo. USD LIBOR + 0.490%)(4)	09/25/47	2,926,000	2,060,638
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 1.17% (1 mo. USD LIBOR + 0.220%)(4)	01/25/37	4,614,000	2,498,242
Soundview Home Loan Trust (06-1-A4) 1.25% (1 mo. USD LIBOR + 0.300%)(4)	02/25/36	580,798	519,057

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Residential Mortgage-backed Securities—Non-agency (Continued)
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 4.13%(5)	10/25/35	$240,583	$217,687
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 3.97%(5),(7)	10/25/47	382,717	306,763
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 1.13% (1 mo. USD LIBOR + 0.180%)(4)	06/25/36	1,275,469	1,066,124
Structured Asset Securities Corp. (06-GEL4-A3) 1.25% (1 mo. USD LIBOR + 0.300%)(1),(4)	10/25/36	39,917	40,176
WAMU Asset-Backed Certificates (07-HE1-2A3) 1.10% (1 mo. USD LIBOR + 0.150%)(4)	01/25/37	2,054,477	1,227,173
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) 5.12% (1 mo. USD LIBOR + 6.070%)(3),(4)	06/25/37	3,384,551	432,051
Wells Fargo Home Equity Trust (06-2-A4) 1.20% (1 mo. USD LIBOR + 0.250%)(4)	07/25/36	11,305	11,135
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 4.09%(5)	04/25/37	250,194	234,160

Total Residential Mortgage-backed Securities—Non-agency (Cost: $88,628,079)			91,151,767

Total Mortgage-backed Securities (Cost: $133,845,086)			131,116,321

CORPORATE BONDS—30.9%

Aerospace/Defense—0.2%
BAE Systems Holdings, Inc. 2.85%(1)	12/15/20	500,000	498,740

Agriculture—0.5%
BAT Capital Corp. 4.54%	08/15/47	130,000	118,940
Reynolds American, Inc. 5.85%	08/15/45	975,000	1,032,696

			1,151,636

Airlines—0.4%
America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC) 7.10%	10/02/22	156,714	156,998
Continental Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC) 7.71%	10/02/22	211,090	208,463
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC) 6.72%	07/02/24	320,538	322,778
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	406,123	403,797

			1,092,036

Auto Manufacturers—2.3%
Daimler Finance North America LLC 2.59% (3 mo. USD LIBOR + 0.900%)(1),(4)	02/15/22	700,000	648,987
Ford Motor Credit Co. LLC
2.34%	11/02/20	140,000	136,500
2.64% (3 mo. USD LIBOR + 1.270%)(4)	03/28/22	345,000	280,489
3.20%	01/15/21	1,525,000	1,486,875
3.22%	01/09/22	235,000	220,312
3.34%	03/28/22	645,000	605,520
3.81%	10/12/21	855,000	824,545
5.60%	01/07/22	145,000	141,013
5.88%	08/02/21	140,000	137,900
General Motors Co. 4.88%	10/02/23	150,000	133,879
General Motors Financial Co., Inc.
3.15%	06/30/22	180,000	160,850
3.20%	07/06/21	90,000	85,740
3.45%	04/10/22	55,000	51,145
4.20%	11/06/21	95,000	89,280
4.38%	09/25/21	906,000	834,832

			5,837,867

Banks—3.5%
Bank of America Corp.
2.74% (3 mo. USD LIBOR + 0.370%)(4)	01/23/22	10,000	10,032
2.88% (3 mo. USD LIBOR + 1.190%)(4)	10/22/30	190,000	190,327
3.12% (3 mo. USD LIBOR + 1.160%)(4)	01/20/23	306,000	311,170
4.08% (3 mo. USD LIBOR + 3.150%)(4)	03/20/51	810,000	930,595
Citigroup, Inc. 3.70%	01/12/26	635,000	668,872
Goldman Sachs Group, Inc. (The)
2.60%	02/07/30	110,000	103,957
3.69% (3 mo. USD LIBOR + 1.510%)(4)	06/05/28	180,000	184,680
3.81% (3 mo. USD LIBOR + 1.158%)(4)	04/23/29	250,000	259,944
JPMorgan Chase & Co.
3.51% (3 mo. USD LIBOR + 0.610%)(4)	06/18/22	560,000	569,325
3.56% (3 mo. USD LIBOR + 0.730%)(4)	04/23/24	1,000,000	1,047,997
Lloyds Banking Group PLC (United Kingdom)
2.86% (3 mo. USD LIBOR + 1.249%)(4)	03/17/23	420,000	414,538
2.91% (3 mo. USD LIBOR + 0.810%)(4)	11/07/23	285,000	282,141
3.90%	03/12/24	405,000	410,594
Morgan Stanley
1.61% (SOFRRATE + 0.700%)(4)	01/20/23	100,000	93,421
3.88%	04/29/24	400,000	421,025
Santander UK Group Holdings PLC (United Kingdom) 3.37% (3 mo. USD LIBOR + 1.080%)(4)	01/05/24	435,000	423,239
Santander UK PLC (United Kingdom) 3.40%	06/01/21	975,000	977,114
Wells Fargo & Co.
2.57% (3 mo. USD LIBOR + 1.000%)(4)	02/11/31	625,000	599,362
5.01% (3 mo. USD LIBOR + 4.240%)(4)	04/04/51	660,000	849,961

			8,748,294

Beverages—0.1%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%	02/01/46	59,000	64,549
Bacardi, Ltd.
4.70%(1)	05/15/28	15,000	16,057
5.30%(1)	05/15/48	205,000	223,412

			304,018

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Biotechnology—0.1%
Amgen, Inc. 4.40%	05/01/45	$110,000	$130,313

Chemicals—0.2%
International Flavors & Fragrances, Inc. 5.00%	09/26/48	410,000	420,131

Commercial Services—0.5%
IHS Markit, Ltd.
4.00%(1)	03/01/26	73,000	72,243
4.75%(1)	02/15/25	370,000	382,014
5.00%(1)	11/01/22	711,000	749,672

			1,203,929

Computers—0.2%
Apple, Inc. 3.00%	11/13/27	400,000	429,955
Dell International LLC / EMC Corp. 4.42%(1)	06/15/21	190,000	190,024

			619,979

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
3.65%	07/21/27	120,000	93,120
3.88%	01/23/28	130,000	102,120
3.95%	02/01/22	415,000	376,138
4.13%	07/03/23	135,000	117,608
4.50%	05/15/21	300,000	275,308
Air Lease Corp. 3.50%	01/15/22	490,000	443,200
Avolon Holdings Funding, Ltd.
2.88%(1)	02/15/25	305,000	243,227
3.95%(1)	07/01/24	85,000	67,088
5.13%(1)	10/01/23	30,000	25,970
5.25%(1)	05/15/24	25,000	19,839
GE Capital International Funding Co. Unlimited Co. (Ireland) 4.42%	11/15/35	90,000	96,836
Park Aerospace Holdings, Ltd.
4.50%(1)	03/15/23	250,000	217,294
5.25%(1)	08/15/22	170,000	153,862
5.50%(1)	02/15/24	470,000	405,450
Raymond James Financial, Inc. 5.63%	04/01/24	650,000	710,860

			3,347,920

Electric—0.5%
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	750,000	800,338
Puget Energy, Inc. 6.00%	09/01/21	500,000	513,195

			1,313,533

Engineering & Construction—0.3%
Heathrow Funding, Ltd. (United Kingdom) 4.88%(1)	07/15/23	700,000	739,603

Entertainment—0.3%
Churchill Downs, Inc.
4.75%(1)	01/15/28	240,000	210,132
5.50%(1)	04/01/27	452,000	426,885
Live Nation Entertainment, Inc. 4.75%(1)	10/15/27	135,000	120,899

			757,916

Environmental Control—0.3%
Clean Harbors, Inc. 5.13%(1)	07/15/29	275,000	258,156
GFL Environmental, Inc. 5.13%(1)	12/15/26	157,000	154,253
Waste Pro USA, Inc. 5.50%(1)	02/15/26	430,000	401,950

			814,359

Food—1.2%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 5.50%(1)	01/15/30	25,000	25,951
Kraft Heinz Foods Co.
4.38%	06/01/46	675,000	613,767
4.88%(1)	10/01/49	700,000	639,334
5.00%	06/04/42	328,000	311,968
5.00%	07/15/35	325,000	325,264
5.20%	07/15/45	80,000	77,283
6.38%	07/15/28	210,000	231,348
7.13%(1)	08/01/39	140,000	161,598
Kroger Co. (The) 5.40%	01/15/49	51,000	61,884
Lamb Weston Holdings, Inc. 4.63%(1)	11/01/24	120,000	118,951
Pilgrim’s Pride Corp. 5.88%(1)	09/30/27	250,000	251,620
Post Holdings, Inc.
4.63%(1)	04/15/30	25,000	24,125
5.50%(1)	12/15/29	130,000	135,570
5.75%(1)	03/01/27	115,000	119,567

			3,098,230

Healthcare-Products—0.4%
Hologic, Inc. 4.63%(1)	02/01/28	320,000	321,600
Zimmer Biomet Holdings, Inc. 3.55%	03/20/30	670,000	668,874

			990,474

Healthcare-Services—2.4%
Anthem, Inc. 3.65%	12/01/27	430,000	444,658
Catalent Pharma Solutions, Inc. 4.88%(1)	01/15/26	285,000	278,885
Centene Corp.
3.38%(1)	02/15/30	548,000	510,928
4.63%(1)	12/15/29	275,000	277,901
5.38%(1)	08/15/26	157,000	161,906
Encompass Health Corp. 4.75%	02/01/30	425,000	418,859
HCA, Inc.
5.00%	03/15/24	565,000	586,289
5.25%	06/15/49	397,000	426,167
5.63%	09/01/28	100,000	106,280
5.88%	02/01/29	100,000	106,125
Humana, Inc.
2.90%	12/15/22	435,000	436,910
4.95%	10/01/44	125,000	142,513
IQVIA, Inc. 5.00%(1)	05/15/27	200,000	206,500
Molina Healthcare, Inc. 5.38%	11/15/22	140,000	137,248
NYU Hospitals Center 4.43%	07/01/42	700,000	714,812

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Healthcare-Services (Continued)
Tenet Healthcare Corp.
4.63%	07/15/24	$234,000	$224,640
4.88%(1)	01/01/26	223,000	213,244
5.13%(1)	11/01/27	525,000	502,031
UnitedHealth Group, Inc. 3.70%	08/15/49	175,000	195,998

			6,091,894

Household Products/Wares—0.1%
Spectrum Brands, Inc.
5.75%	07/15/25	135,000	128,419
6.13%	12/15/24	135,000	129,731

			258,150

Insurance—0.8%
Berkshire Hathaway Finance Corp. 4.25%	01/15/49	330,000	410,276
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	650,585
Nationwide Mutual Insurance Co. 3.03% (3 mo. USD LIBOR + 2.290%)(1),(4)	12/15/24	1,000,000	1,007,383

			2,068,244

Machinery-Diversified—0.1%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	118,300

Media—1.1%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%(1)	05/01/32	127,000	124,012
4.50%(1)	08/15/30	436,000	431,640
5.38%(1)	06/01/29	265,000	273,785
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%	07/23/25	150,000	160,250
6.48%	10/23/45	150,000	181,132
CSC Holdings LLC
5.38%(1)	02/01/28	25,000	25,674
6.50%(1)	02/01/29	550,000	596,263
Discovery Communications LLC 2.80%	06/15/20	345,000	344,206
Sirius XM Radio, Inc. 3.88%(1)	08/01/22	130,000	129,838
Virgin Media Secured Finance PLC (United Kingdom)
5.50%(1)	08/15/26	200,000	204,393
5.50%(1)	05/15/29	225,000	226,318

			2,697,511

Mining—0.3%
Corp. Nacional del Cobre de Chile 3.63%(8)	08/01/27	350,000	343,490
Indonesia Asahan Aluminium Persero PT 6.53%(1)	11/15/28	500,000	528,394

			871,884

Miscellaneous Manufacturers—0.9%
General Electric Co.
2.17% (3 mo. USD LIBOR + 0.480%)(4)	08/15/36	2,400,000	1,830,588
6.75%	03/15/32	350,000	416,338

			2,246,926

Oil & Gas—1.3%
Antero Resources Corp.
5.00%	03/01/25	496,000	187,240
5.13%	12/01/22	125,000	65,668
Endeavor Energy Resources LP / EER Finance, Inc. 5.50%(1)	01/30/26	52,000	36,253
EQT Corp. 3.90%	10/01/27	140,000	97,608
Exxon Mobil Corp. 3.10%	08/16/49	85,000	86,487
Gulfport Energy Corp. 6.38%	05/15/25	35,000	8,794
KazMunayGas National Co. 5.38%(8)	04/24/30	300,000	298,031
Pertamina Persero PT (Indonesia) 3.10%(1)	08/25/30	400,000	357,640
Petrobras Global Finance BV (Brazil) 5.09%(1)	01/15/30	286,000	260,617
Petroleos del Peru S.A. 4.75%(8)	06/19/32	200,000	183,711
Petroleos Mexicanos (Mexico)
5.95%(1)	01/28/31	180,000	125,100
6.63%	06/15/35	385,000	262,916
6.75%	09/21/47	245,000	159,642
6.95%(1)	01/28/60	130,000	88,400
7.69%(1)	01/23/50	825,000	569,250
Range Resources Corp. 4.88%	05/15/25	310,000	180,806
Transocean Pontus, Ltd. 6.13%(1)	08/01/25	85,170	69,624
Transocean Poseidon, Ltd. 6.88%(1)	02/01/27	314,000	256,528

			3,294,315

Oil & Gas Services—0.1%
Transocean Proteus, Ltd. 6.25%(1)	12/01/24	136,500	110,393
USA Compression Partners LP / USA Compression Finance Corp.
6.88%	09/01/27	127,000	81,280
6.88%	04/01/26	162,000	102,161

			293,834

Packaging & Containers—0.6%
Amcor Finance USA, Inc. 3.63%(1)	04/28/26	400,000	414,594
Ball Corp. 4.00%	11/15/23	90,000	91,575
Berry Global, Inc. 4.88%(1)	07/15/26	111,000	112,734
Graphic Packaging International LLC 4.75%(1)	07/15/27	130,000	128,440
Matthews International Corp. 5.25%(1)	12/01/25	160,000	142,603
Mauser Packaging Solutions Holding Co. 5.50%(1)	04/15/24	25,000	23,187
Sealed Air Corp.
4.00%(1)	12/01/27	25,000	23,503
5.50%(1)	09/15/25	140,000	144,129
Trivium Packaging Finance BV (Netherlands) 5.50%(1)	08/15/26	425,000	427,125

			1,507,890

Pharmaceuticals—3.2%
AbbVie, Inc.
4.05%(1)	11/21/39	65,000	67,970
4.25%(1)	11/21/49	700,000	753,301
4.45%	05/14/46	153,000	167,332
4.88%	11/14/48	275,000	324,771
Allergan Finance LLC 3.25%	10/01/22	500,000	498,271

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Pharmaceuticals (Continued)
Bausch Health Cos, Inc. (Canada)
5.50%(1)	11/01/25	$300,000	$304,966
7.00%(1)	03/15/24	385,000	394,623
Bayer US Finance II LLC
3.88%(1)	12/15/23	140,000	143,530
4.25%(1)	12/15/25	175,000	182,169
4.38%(1)	12/15/28	920,000	984,546
4.63%(1)	06/25/38	375,000	401,691
4.88%(1)	06/25/48	335,000	393,085
Becton Dickinson and Co. 2.25% (3 mo. USD LIBOR + 0.875%)(4)	12/29/20	300,000	289,924
Cigna Corp.
2.40%	03/15/30	140,000	133,472
3.05%(1)	10/15/27	430,000	425,904
3.40%	03/15/50	190,000	181,806
3.88%(1)	10/15/47	170,000	171,181
4.13%	11/15/25	750,000	803,630
CVS Health Corp. 5.05%	03/25/48	1,125,000	1,290,380

			7,912,552

Pipelines—1.4%
Cheniere Energy Partners LP 5.25%	10/01/25	25,000	23,187
Enbridge Energy Partners LP 5.88%	10/15/25	50,000	45,874
Energy Transfer Operating LP
3.75%	05/15/30	170,000	133,688
5.00%	05/15/50	160,000	125,897
EQT Midstream Partners LP 4.13%	12/01/26	500,000	285,000
NGPL PipeCo LLC 4.38%(1)	08/15/22	190,000	181,552
Pipeline Funding Co. LLC 7.50%(1)	01/15/30	460,650	670,832
Plains All American Pipeline LP / PAA Finance Corp. 4.65%	10/15/25	500,000	406,250
Rockies Express Pipeline LLC 4.95%(1)	07/15/29	425,000	255,185
Sunoco Logistics Partners Operations LP 5.40%	10/01/47	831,000	664,847
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.88%	01/15/29	127,000	103,532
Texas Eastern Transmission LP 2.80%(1)	10/15/22	300,000	301,060
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	115,000	93,134
Williams Partners LP 6.30%	04/15/40	300,000	299,496

			3,589,534

REIT—1.4%
CyrusOne LP / CyrusOne Finance Corp.
2.90%	11/15/24	280,000	268,981
3.45%	11/15/29	1,045,000	934,230
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	210,000	180,006
5.38%	04/15/26	721,000	643,096
5.75%	06/01/28	345,000	307,280
HCP, Inc. 4.25%	11/15/23	296,000	280,245
Hudson Pacific Properties LP 3.95%	11/01/27	275,000	262,369
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.63%	05/01/24	135,000	130,444
Piedmont Operating Partnership LP 3.40%	06/01/23	425,000	425,965

			3,432,616

Retail—0.7%
Alimentation Couche-Tard, Inc. (Canada)
2.70%(1)	07/26/22	140,000	138,583
3.80%(1)	01/25/50	250,000	221,067
Rite Aid Corp. 6.13%(1)	04/01/23	200,000	173,500
Starbucks Corp. 2.25%	03/12/30	275,000	257,982
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	755,000	747,931
4.80%	11/18/44	225,000	222,635

			1,761,698

Savings & Loans—0.1%
Nationwide Building Society (United Kingdom) 3.77% (3 mo. USD LIBOR + 1.064%)(1),(4)	03/08/24	275,000	266,717

Semiconductors—1.0%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.63%	01/15/24	165,000	165,291
Broadcom, Inc. 3.13%(1)	04/15/21	985,000	974,568
Intel Corp. 4.75%	03/25/50	750,000	1,016,113
NXP BV / NXP Funding LLC 4.63%(1)	06/15/22	200,000	207,090
NXP BV / NXP Funding LLC (Netherlands) 4.13%(1)	06/01/21	200,000	201,969

			2,565,031

Software—0.1%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%(1)	03/01/25	25,000	23,500
SS&C Technologies, Inc. 5.50%(1)	09/30/27	210,000	220,045

			243,545

Telecommunications—3.0%
AT&T, Inc.
4.75%	05/15/46	505,000	561,063
4.80%	06/15/44	115,000	125,212
4.85%	03/01/39	348,000	391,197
5.25%	03/01/37	705,000	824,480
C&W Senior Financing DAC 6.88%(1)	09/15/27	200,000	174,000
Intelsat Jackson Holdings S. A. (Luxembourg)
8.50%(1)	10/15/24	535,000	342,239
9.75%(1)	07/15/25	321,000	203,621
Koninklijke KPN NV (Netherlands) 8.38%	10/01/30	140,000	192,438
Level 3 Financing, Inc.
4.63%(1)	09/15/27	166,000	165,909
5.38%	05/01/25	190,000	191,900
Qwest Corp. 7.25%	09/15/25	250,000	259,375
SES Global Americas Holdings GP 5.30%(1)	03/25/44	675,000	562,987

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Telecommunications (Continued)
Sprint Corp. 7.88%	09/15/23	$373,000	$411,730
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.36%(1)	03/20/23	258,750	258,427
4.74%(1)	09/20/29	800,000	822,996
T-Mobile USA, Inc.
4.50%	02/01/26	113,000	116,531
4.75%	02/01/28	186,000	195,027
6.00%	03/01/23	44,000	44,518
6.00%	04/15/24	263,000	270,093
6.50%	01/15/24	71,000	72,242
T-Mobile USA, Inc. (Contingent payment)
4.50%(2),(3)	02/01/26	113,000	—
4.75%(2),(3)	02/01/28	170,000	—
Verizon Communications, Inc.
3.15%	03/22/30	180,000	194,296
4.13%	03/16/27	180,000	200,559
Vodafone Group PLC (United Kingdom) 4.88%	06/19/49	759,000	847,639

			7,428,479

Total Corporate Bonds (Cost: $80,464,983)			77,718,098

MUNICIPAL BONDS—2.8%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	705,000	806,866
City of New York, New York, Build America Bonds 6.65%	12/01/31	1,000,000	1,012,750
Commonwealth of Massachusetts 3.00%	03/01/48	285,000	293,114
Indiana University, Revenue Bond 3.07%	06/01/60	225,000	237,908
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond 4.00%	08/01/38	370,000	411,196
New York City Water and Sewer System, Build America Bonds 6.49%	06/15/42	800,000	806,216
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,171,690
Regents of the University of California Medical Center Pooled Revenue, Revenue Bond 3.26%	05/15/60	695,000	632,891
San Francisco City and County Airport Comm-San Francisco International Airport, Revenue Bond 5.00%	05/01/49	485,000	564,831
State of California, General Obligation 7.95%	03/01/36	1,000,000	1,003,980

Total Municipal Bonds (Cost: $7,280,652)			6,941,442

FOREIGN GOVERNMENT BONDS—2.0%
Abu Dhabi Government International Bond 2.50%(8)	09/30/29	200,000	195,090
Bahrain Government International Bond 7.00%(8)	10/12/28	300,000	275,812
Brazilian Government International Bond
4.50%	05/30/29	200,000	205,968
4.63%	01/13/28	200,000	213,625
Colombia Government International Bond
3.00%	01/30/30	250,000	229,250
4.50%	01/28/26	200,000	203,625
5.00%	06/15/45	200,000	205,438
Dominican Republic International Bond 6.00%(8)	07/19/28	250,000	235,575
Egypt Government International Bond 5.58%(1)	02/21/23	200,000	186,000
Mexico Government International Bond 3.25%	04/16/30	600,000	567,900
Oman Government International Bond 5.63%(1)	01/17/28	300,000	214,500
Panama Government International Bond 4.00%	09/22/24	250,000	261,914
Paraguay Government International Bond 4.70%(8)	03/27/27	200,000	204,156
Philippine Government International Bond 3.00%	02/01/28	200,000	210,228
Qatar Government International Bond 4.50%(8)	04/23/28	350,000	384,351
Saudi Government International Bond
3.63%(8)	03/04/28	500,000	509,450
3.75%(1)	01/21/55	200,000	186,000
South Africa Government Bond 4.88%	04/14/26	350,000	312,620
Uruguay Government International Bond 4.38%	01/23/31	200,000	218,602

Total Foreign Government Bonds (Cost: $5,352,594)			5,020,104

Total Fixed Income Securities (Cost: $250,265,573)			243,043,527

		Shares
COMMON STOCK—8.3%

BANKS—1.0%
Bank of America Corp.		60,000	1,273,800
JPMorgan Chase & Co.		14,000	1,260,420

			2,534,220

OIL & GAS—6.5%
BP PLC (SP ADR) (United Kingdom)		127,560	3,111,188
Chevron Corp.		36,709	2,659,934
ConocoPhillips		91,424	2,815,859
Exxon Mobil Corp.		39,361	1,494,537
Royal Dutch Shell PLC (SP ADR) (United Kingdom)		91,913	3,206,845
TOTAL SA (SP ADR) (France)		81,640	3,040,274

			16,328,637

REIT—0.8%
AGNC Investment Corp.		112,141	1,186,452
Annaly Capital Management, Inc.		165,767	840,438

			2,026,890

Total Common Stock (Cost: $20,350,632)			20,889,747

MONEY MARKET INVESTMENTS—2.9%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.32%(9)		7,408,819	7,408,819

Total Money Market Investments (Cost: $7,408,819)			7,408,819

	Maturity Date	Principal Amount
U.S. TREASURY SECURITIES—0.8%
U.S. Treasury Bill 0.10% (10),(11)	09/10/20	$1,957,000	1,956,084

Total U.S. Treasury Securities (Cost: $1,954,895)			1,956,084

Total Investments (108.8%) (Cost: $279,979,919)			273,298,177
Liabilities In Excess Of Other Assets (-8.8%)			(22,059,819)

Net Assets (100.0%)			$251,238,358

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2020 (UNAUDITED) (CONT’D)

FUTURES CONTRACTS
Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
32	S&P 500 E-Mini Index Futures	06/19/20	$4,378,063	$4,111,520	$ (266,543)

			$ 4,378,063	$ 4,111,520	$ (266,543)

Short Futures
113	10-Year U.S. Treasury Note Futures	06/19/20	$(16,890,142)	$17,631,531	$(741,389)
162	5-Year U.S. Treasury Note Futures	06/30/20	(19,901,967)	20,308,219	(406,252)
78	U.S. Ultra Long Bond Futures	06/19/20	(15,667,508)	17,306,250	(1,638,742)

			$ (52,459,617)	$ 55,246,000	$ (2,786,383)

CENTRALLY CLEARED - INTEREST RATE SWAP AGREEMENTS
Notional Amount	Expiration Date	Payment Frequency	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation	Premium Paid	Value
2,995,000(12)	01/21/26	Quarterly	3 Month USD LIBOR	1.67%	$(169,119)	$—	$(169,119)
5,740,000(12)	01/21/26	Quarterly	3 Month USD LIBOR	1.68%	(324,555)	(1,846)	(326,401)
14,115,000(12)	01/21/23	Quarterly	1.58%	3 Month USD LIBOR	346,682	2,850	349,532
7,360,000(12)	01/21/23	Quarterly	1.57%	3 Month USD LIBOR	181,263	—	181,263

					$34,271	$1,004	$35,275

Notes to Schedule of Investments:

(1)		Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2020, the value of these securities amounted to $74,586,847 or 29.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)		Security is not accruing interest.
(3)		For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(4)		Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2020.
(5)		Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)		Restricted security (Note 2).
(7)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)		Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At March 31, 2020, the value of these securities amounted to $2,629,666 or 1.1% of net assets.
(9)		Rate disclosed is the 7-day net yield as of March 31, 2020.
(10)		Rate shown represents yield-to-maturity.
(11)		All or a portion of this security is held as collateral for open futures contracts.
(12)		This instrument has a forward starting effective date. See Note 1, Portfolio Investments in the Notes to Schedule of Investments for further information.
ABS	-	Asset-Backed Securities.
ACES	-	Alternative Credit Enhancement Securities.
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
PAC	-	Planned Amortization Class.
TAC	-	Target Amortization Class.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	March 31, 2020

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	36.3%
Corporate Bonds	30.9
Commercial Mortgage-Backed Securities—Non-Agency	9.6
Asset-Backed Securities	8.9
Common Stock	8.3
Commercial Mortgage-Backed Securities—Agency	5.1
Money Market Investments	2.9
Municipal Bonds	2.8
Foreign Government Bonds	2.0
Residential Mortgage-Backed Securities—Agency	1.2
Short Term Investments	0.8
Other*	(8.8)

Total	100.0%

*	Includes cash, futures, and swaps, pending trades, interest receivable and accrued expenses payable.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2020

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$22,057,892	$189,670	$22,247,562
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	12,865,287	—	12,865,287
Commercial Mortgage-Backed Securities—Non-Agency	—	24,222,712	—	24,222,712
Residential Mortgage-Backed Securities—Agency	—	2,876,555	—	2,876,555
Residential Mortgage-Backed Securities—Non-Agency	—	83,490,832	7,660,935	91,151,767

Total Mortgage-Backed Securities	—	123,455,386	7,660,935	131,116,321

Corporate Bonds*	—	77,718,098	—	77,718,098
Municipal Bonds	—	6,941,442	—	6,941,442
Foreign Government Bonds	—	5,020,104	—	5,020,104

Total Fixed Income Securities	—	235,192,922	7,850,605	243,043,527

Common Stock*	20,889,747	—	—	20,889,747
Money Market Investments	7,408,819	—	—	7,408,819
Short-Term Investments	1,956,084	—	—	1,956,084

Total Investments	$30,254,650	$235,192,922	$7,850,605	$273,298,177

Asset Derivatives
Swap Agreements
Interest Rate Risk	—	530,795	—	530,795

Total	$30,254,650	$235,723,717	$7,850,605	$273,828,972

Liability Derivatives
Futures Contracts
Equity Risk	$(266,543)	$—	$—	$(266,543)
Interest Rate Risk	(2,786,383)	—	—	(2,786,383)
Swap Agreements
Interest Rate Risk	—	(495,520)	—	(495,520)

Total	$(3,052,926)	$(495,520)	$—	$(3,548,446)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	March 31, 2020

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales prices. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ, which may not be the last sale price. Other securities, including short-term investments, and swap agreements, which are traded over-the-counter (“OTC”), are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement prices of the exchanges on which they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest Rate swaps. Interest rate and total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized in Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of March 31, 2020 is listed after the Investments by Sector.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2019	$249,257	$7,049,925	$7,299,182
Accrued Discounts (Premiums)	—	(171,528)	(171,528)
Realized Gain (Loss)	(210,618)	—	(210,618)
Change in Unrealized Appreciation (Depreciation)	221,483	782,538	1,004,021
Purchases	—	—	—
Sales	(70,452)	—	(70,452)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of March 31, 2020	$189,670	$7,660,935	$7,850,605

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2020	$221,483	$782,538	$1,004,021

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2020, were as follows:

Description	Fair Value at March 31, 2020	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$189,670	Third-party Broker	Broker Quotes	$21.2-$22.0	$21.92
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Collateral Strip Rate Securities)	$957,090	Third-party Vendor	Vendor Prices	$0.392-$2.314	$1.07
Residential Mortgage-Backed Securities—Non-Agency (Interest Only Securities)	$6,703,845	Third-party Vendor	Vendor Prices	$2.53-$34.485	$10.87

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended March 31, 2020, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories.

Asset Derivatives

	Equity Risk	Interest Rate Risk	Total
Swap Agreements	$—	$530,795	$530,795

Total Value	$—	$530,795	$530,795

Liability Derivatives
Swap Agreements	$—	$(495,520)	$(495,520)
Futures Contracts	(266,543)	(2,786,383)	(3,052,926)

Total Value	$(266,543)	$(3,281,903)	$(3,548,446)

Outstanding Contracts(1)
Swap Agreements	$—	$30,210,000	$30,210,000
Futures Contracts	32	278	310

(1)	Amount disclosed represents average number of contracts which are representative of the volume traded for the period ended March 31, 2020.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There were no outstanding foreign currency forward contracts as of March 31, 2020.

Futures Contracts: The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2020, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2020 are listed in the Fund’s Schedule of Investments.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2020, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Swap agreements outstanding at March 31, 2020 are listed in the Fund’s Schedule of Investments.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in mortgage pass-through securities, which represent interests in pools of mortgages. Payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal- only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the Fund at March 31, 2020 are listed in the Fund’s Schedule of Investment.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement transaction, the Fund will purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at March 31, 2020.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them. The Fund had no When-Issued, Delayed-Delivery, or Forward Commitment Transactions during the period ended March 31, 2020.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2020.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the

Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at March 31, 2020 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.77%, due 09/10/45	2/13/2015-2/26/2015	$314,302	$108,429	0.0%
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) , 0.18% due 12/13/28	3/22/2018-6/19/2018	288,913	96,236	0.0%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.20% due 01/10/2045	2/1/2018	141,354	64,424	0.0%
JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.43%, due 07/05/2032	10/11/2017	264,776	125,275	0.0%
Morgan Stanley Capital I Trust (12-C4-XA), 2.07% due 03/15/45	5/16/2018	342,134	158,952	0.1%
UBS Commercial Mortgage Trust (12-C1-XA) , 2.08%, due 05/10/45	6/27/2017	386,088	157,734	0.1%
WFRBS Commercial Mortgage Trust (12-C8-XA) 1.81% due 08/15/2045	12/22/2017	293,164	136,817	0.1%

		$2,030,731	$847,867	0.3%